SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               February 28, 2001


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of February 1, 2001, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-3A)

                    Structured Asset Securities Corporation
           ---------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



         Delaware                 333-35026-08                74-2440850
 --------------------------       ------------              ---------------
(State or Other Jurisdiction      (Commission              (I.R.S. Employer
     Of Incorporation)            File Number)            Identification No.)


     200 Vesey Street
    New York, New York                                          10285
          ------------------                               -------------
    (Address of Principal                                     (Zip Code)
      Executive Offices)


      Registrant's telephone number, including area code: (212) 526-7000

                                   No Change
               ------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

         Item 5. Other Events

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-35026) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $147,544,612 in aggregate principal amount Class 1-A1, Class 1-A3, Class 1-A4, Class 1-A5, Class 2-A1, Class 2-A3, Class 2-A4, Class 2-A5, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-3A on February 28, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated January 26, 2001, as supplemented by the Prospectus Supplement, dated February 22, 2001 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of February 1, 2001, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and The Chase Manhattan Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $152,991,694 as of February 1, 2001. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

       Item 7. Financial Statements; Pro Forma Financial Information and
Exhibits

       (a)   Not applicable.

       (b)   Not applicable.

       (c)   Exhibits:


       1.1 Terms Agreement, dated February 22, 2001, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

       4.1 Trust Agreement, dated as of February 1, 2001, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and The Chase Manhattan Bank, as Trustee.

      99.1 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STRUCTURED ASSET SECURITIES
                                         CORPORATION


                                      By:/s/ Stanley Labanowski
                                         ------------------------------
                                         Name:  Stanley Labanowski
                                         Title:  Vice President

Dated:  February 28, 2001


                                 EXHIBIT INDEX


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Exhibit No.                      Description                                     Page No.
-----------                      -----------                                     --------


1.1           Terms Agreement, dated February 22, 2001, between
              Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1 Trust Agreement, dated as of February 1, 2001, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and The Chase Manhattan Bank, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and
              Structured Asset Securities Corporation, as Purchaser.
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